The redacted information has been excluded
because it is both (i) not material and (ii) of the type of information that the registrant customarily treats as private and confidential.

Exhibit 10.4

FIRST AMENDMENT
TO
BETA SERVICES AGREEMENT

    THIS FIRST AMENDMENT (the "Amendment"), is made effective this 20th day of July, 2022 (the “Effective Date”), by and between Beta Plus Technologies, Inc. (as successor in interest to Refinitiv US LLC, “BetaNXT”), and AssetMark Financial Holdings, Inc. (“AssetMark”) (“Client” or "Subscriber") and amends the BETA Services Master Subscription Agreement between the parties dated May 1st, 2020 (the “Agreement”).

WITNESSETH THAT:

    WHEREAS, the parties desire to amend the Agreement and the BETA Addendum incorporated therein to (i) reflect the revision of Schedule A to the BETA Addendum.

    NOW THEREFORE, in consideration of the mutual covenants herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.As of the Effective Date, Section 14 Representations and Warranties, is hereby amended as follows:
a.(j) Information and Physical Security
i.(iii) it will not transmit any AssetMark client personal data outside the United States and (iv) it will make AssetMark client personal data available to employee support staff located outside of the United States only for necessary operational and production support purposes.

2.Schedule A, BETAHost SERVICES PRICE LIST to the BETA Addendum, shall be effective on the 15th day of November 2021 and amended to include the following:
a.OTHER CHAGES:

Envision Power Agent (5yr term)        [***]

Except as set forth herein, the terms and conditions of the Agreement shall remain in full force and effect; provided however, that if any term or condition of the Agreement conflicts with or is inconsistent with any term or condition of this Amendment, the terms and conditions of this Amendment shall govern and be controlling. All references to the Agreement after the date of this Amendment shall be to the Agreement as modified hereby.

IN WITNESS WHEREOF, each of the parties have caused this Amendment to be executed as of the _______, and do each hereby warrant and represent that its respective signatory has been, and is on ________, duly authorized by all necessary and appropriate corporate action to execute this Amendment.

                        Beta Plus Technologies, Inc.

                        By:__/s/ Tim Rutka________________

                        Name:__Tim Rutka________________

                        Title:___BETA-President___________

AssetMark

                        By:_/s/ Gary G. Zyla_______________

                        Name:_Gary Zyla_________________

                        Title:_EVP & CFO__________________